Nicor Inc.
                                                                       Form 10-Q
                                                                    Exhibit 10.2
                          AGREEMENT AND MUTUAL RELEASE
                          ----------------------------

      This Agreement and Mutual Release ("Agreement") is entered into as of April 23, 2004 by and among the following parties (the "Parties"): (1) [***] (collectively [***] or "Insurer"); (2) Nicor Inc. ("Nicor"); and (3) the following Nicor-related individuals: Thomas L. Fisher; Kathleen L. Halloran, George M. Behrens, Philip S. Cali, Robert M. Beavers, Patricia A. Wier, John
H. Birdsall, III, Bruce P. Bickner, Dennis J. Keller, John E. Jones, William
A. Osborn, Thomas A. Donahoe, John Rau, and John F. Riordan ("Nicor Individuals") (collectively with Nicor, the "Insureds").

      WHEREAS, [***] issued to Nicor the Directors and Officers Liability Insurance Policy No. [***] (the "Policy") for the period November 1, 2000 to November 1, 2003 (the "Policy Period");

      WHEREAS, various claims, lawsuits, and proceedings, including without limitation those matters identified in Exhibit A to this Agreement (collectively the "Proceedings"), have been made or brought against the Insureds, for which the Insureds seek coverage from [***] under the Policy;

      WHEREAS, [***] has raised certain coverage issues and defenses under the Policy with respect to the Proceedings and has otherwise reserved all of its rights and defenses under the Policy and available at law;

      WHEREAS, the Insureds have disputed the coverage issues and defenses raised by [***];

      WHEREAS, the Insureds have incurred, are incurring, and will incur in the future certain costs, fees, and expenses in defending and settling the Proceedings, and have demanded reimbursement from [***] under the Policy for Loss incurred in connection with the Proceedings;

      WHEREAS, the Parties desire to compromise, settle and resolve all current and future disputes, claims, actions, suits, demands, and causes of action for coverage under the Policy, including, but not limited to, those relating to the Proceedings.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, [***] and the Insureds (collectively, the "Parties") agree as follows:

      1. On or before May 11, 2004, [***] shall pay the sum of twenty-nine million dollars ($29,000,000) into an account ("Account") designated by the Insureds. At least three (3) business days prior to [***]' payment into the Account, the Insureds shall provide [***] with standard wire transfer instructions for such payment. The Parties stipulate and agree that [***]' payment of the $29,000,000 into the Account shall exhaust the limits of coverage available under the Policy.

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     the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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      2. Upon [***]' payment of the funds set forth in Paragraph 1 above, the
Insureds, on their own behalf and on behalf of their subsidiaries, affiliates, shareholders and all of their respective agents, representatives, attorneys, successors, predecessors, owners, assigns, executors, administrators, principals, directors, officers, employees, insurers and reinsurers ("Insured Parties"), hereby release and forever discharge [***], its subsidiaries, affiliates, shareholders and all of their respective agents, representatives, attorneys, successors, predecessors, owners, assigns, executors, administrators, principals, directors, officers, employees, insurers and reinsurers ("Insurer Parties") from any and all actual or potential actions, causes of action, suits, claims for sums of money, contracts, controversies, agreements, costs, attorneys' fees, expenses, damages, judgments and demands whatsoever in law or in equity, known or unknown, now existing or hereafter arising, whether contractual, extra-contractual, in tort or otherwise, which the Insured Parties had, have, or may have in the future against the Insurer Parties arising out of or under the Policy, including without limitation any and all actual or potential actions, causes of action, suits, claims for sums of money, contracts, controversies, agreements, costs, attorneys' fees, expenses, damages, judgments and demands whatsoever in law or in equity, known or unknown, now existing or hereafter arising, whether contractual, extra-contractual, in tort or otherwise, arising out of or under the Proceedings, and including but not limited to any action, proceeding or claim arising from [***]' investigation, evaluation, handling or settlement of the Proceedings or alleging any "bad faith" or breach of any promise, oral or written, or breach of any duty grounded in law or in contract relating thereto, with the exception of those obligations expressly agreed to and imposed by this Agreement.

      3. Upon [***]' payment of the funds set forth in Paragraph 1 above, the Insurer Parties hereby release and forever discharge the Insured Parties from any and all actual or potential actions, causes of action, suits, claims for sums of money, contracts, controversies, agreements, costs, attorneys' fees, expenses, damages, judgments and demands whatsoever in law or in equity, known or unknown, now existing or hereafter arising, whether contractual, extra-contractual, in tort or otherwise, which the Insurer Parties had, have, or may have in the future against the Insured Parties arising out of or under the Policy or the Proceedings, including without limitation any premium, loss adjustment, deductible, self-insured retention, or individual experience retrospective rating charges or expenses, be it contractual, statutory, in tort, or otherwise, with the exception of those obligations expressly agreed to and imposed by this Agreement. The Insurer Parties agree to assert no Claim for subrogation against the Insured Parties or any other Person arising out of [***]' payment hereunder, and agree that they are not entitled to any part of any judgment that may be entered in favor of the Insured Parties and against any other party against whom the Insured Parties have a claim arising out of the matters settled under this Agreement.

      4. Upon [***]' payment of the funds set forth in Paragraph 1, Nicor agrees to indemnify, hold harmless, and defend the Insurer Parties, up to the amount of the settlement payment set forth in Paragraph 1, from and against any and all claims or other matters, including any third-party claim of any kind, whether now pending or which might be asserted in the future, released by the Insured Parties pursuant to Paragraph 2 of this Agreement. In the event litigation

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     the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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is  initiated  against the  Insurer  Parties  with  respect to such matters, [***] promptly shall send written notice to: Paul C. Gracey, Jr., Vice President, Secretary and General Counsel, Nicor Inc., 1844 Ferry Road, Naperville, Illinois 60563-9600. The Insurer Parties shall select counsel to defend its interests in such litigation subject to Nicor's consent which shall not be withheld unreasonably.

      5. This Agreement represents a compromise of disputed claims, and payment hereunder shall not to be construed as an admission of liability by the Parties nor of coverage on the part of the Insurer Parties.

      6. Each of the Parties acknowledges that it may have sustained or may in the future sustain damages, losses, fees, costs, or expenses that are presently unknown and unsuspected, and that are otherwise subject to the releases in Paragraphs 2 and 3 above. Nevertheless, each of the Parties acknowledges that
(i) this Agreement has been negotiated and agreed upon in light of such possible damages, losses, fees, costs and expenses, and is intended to apply thereto and
(ii) each of the Parties expressly waives any and all rights that may be available against another Party under any statute, rule, regulation, or common law with respect thereto.

      7. The Parties represent and warrant that there has been no, and agree that there will be no, assignment or other transfer of any interest in any claim which they release and discharge pursuant to this Agreement.

      8. The Parties agree and acknowledge that this Agreement constitutes the entire agreement among the Parties regarding the settlement and release of the matters specified herein and that this Agreement shall not be altered, amended, modified, or otherwise changed in any respect whatsoever except by a duly executed writing signed by all of the Parties.

      9. This Agreement shall not be construed in favor of any particular Party but shall be construed as if it were drafted by all Parties to the Agreement.

     10. In the event any of the provisions of this Agreement are deemed to be invalid and unenforceable, those provisions shall be severed from the remainder of this Agreement only if and to the extent agreed upon by the Parties.

     11. Each Party to this Agreement understands, acknowledges and agrees that if any fact now believed to be true is found hereafter to be other than, or different from, that which is now believed, each Party expressly assumes the risk of such difference in fact and agrees that this Agreement shall and will remain effective notwithstanding any such difference in fact.

     12. The Parties agree that Illinois law shall govern the interpretation and enforcement of this Agreement.

     13. The Parties hereby acknowledge that they have been represented and advised by counsel in connection with the execution of this Agreement.


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***  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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     14. The Parties agree that this Agreement may be executed in one or more counterparts, and in both original form and one or more photocopies, each of which shall be deemed to be an original, but all of which shall be deemed to be and constitute one and the same instrument.

     15. This Agreement may be executed on behalf of any Party by the Party's attorney with the same force and effect as if the Party had personally executed the Agreement. Each person signing this Agreement warrants and represents that he or she has read this Agreement and has the necessary authority to execute the Agreement individually and on behalf of his or her respective principals, if any. Nothing in this Agreement shall release, discharge, limit or restrict in any way any rights, obligations, claims or duties of any person or entity if and to the extent a Party is not legally authorized to act on behalf of such person or entity with respect to this Agreement.

     16. This Agreement and its terms and conditions shall be treated hereafter by all Parties as confidential, except as and only to the extent required to comply with applicable law, a court order or to enforce this Agreement. This Paragraph shall not limit or restrict the Insurer from communicating the existence and contents of this Agreement to its reinsurers or regulators as required to conduct the Insurer's business, nor shall this Paragraph limit or restrict the Insureds from (a) disclosing or communicating the existence and amount of the settlement payment made pursuant to this Agreement, provided that any public disclosure made by the Insureds shall not expressly identify or refer to [***], or (b) disclosing or communicating the existence and contents of this Agreement to any insurer providing coverage excess of the Policy.

      CAUTION: THIS AGREEMENT INCLUDES A RELEASE OF YOUR RIGHTS. READ THE AGREEMENT CAREFULLY BEFORE SIGNING.

      IN WITNESS WHEREOF, the authorized counsel for the Insureds and for [***] execute this Agreement on behalf of their principals.

                                    [***]

                                    By:  /s/ Dan A. Barley
                                       ---------------------------

Date: 4-27-04                       Title:  Counsel
     --------                             ------------------------

                                    Nicor Inc.
                                    By:  /s/ Russ M. Strobel
                                       ---------------------------

Date: 4/23/04                       Title:  President
     --------                             ------------------------


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***  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                    Nicor  Individuals


                                    By:  /s/ Thomas L. Fisher
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  Thomas L. Fisher
     --------



                                    By:  /s/ Kathleen L. Halloran
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  Kathleen L. Halloran
     --------


                                    By:  /s/ George M. Behrens
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  George M. Behrens
     --------


                                    By:  /s/ Phillip S Cali
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  Philip S. Cali
     --------


                                    By:  /s/ Robert M. Beavers
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  Robert M. Beavers
     --------


                                    By:  /s/ Patricia A. Wier
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  Patricia A. Wier
     --------


                                    By:  /s/ John H. Birdsall, III
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  John H. Birdsall, III
     --------


                                    By:  Bruce P. Bickner
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  Bruce P. Bickner
     --------


                                    By:  Dennis J. Keller
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  Dennis J. Keller
     --------


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                                    By:  /s/ John E. Jones
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  John E. Jones
     --------


                                    By:  /s/ William A. Osborn
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  William A. Osborn
     --------


                                    By:  /s/ Thomas A. Donahoe
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  Thomas A. Donahoe
     --------


                                    By:  /s/ John Rau
                                       ---------------------------------

Date: 4/23/04                       On behalf of:  John Rau
     --------


                                    By:  /s/ John F. Riordan
                                       ---------------------------------

Date: April 22, 2004                On behalf of: John F. Riordan
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                   Exhibit A to Mutual Release and Agreement
                             Nicor, Inc. Proceedings
               ------------------------------------------------


1. Rick Singer, et al. v Nicor, Inc., et al., Case No. 02C-5168, United States District Court, Northern District of Illinois (also known as In Re Nicor, Inc. Securities Litigation);

2. In Re Nicor, Inc. Shareholder Derivative Litigation, Case No. 02 CH 15499, Circuit court of Cook County, Illinois;

3. Kenneth Olson v. Nicor Energy Services Company d/b/a Nicor Services, et al., Case No. 02 CH 13098, Circuit Court of Cook County, Illinois;

4. Matthew Scholp v. Northern Illinois Gas Company d/b/a Nicor Gas Company and Nicor, Inc., Case No. 02 CH 13431, Circuit Court of Cook County;

5. Illinois Commerce Commission v. Northern Illinois Gas Company, Docket Nos. 01-0705, 02-0067, 02-0725, Illinois Commerce
         Commission;

6. In the Matter of Nicor, Inc., Matter No. MC-3652 (U.S. Securities and Exchange Commission);

7.       Grand Jury Investigation convened in the Northern District of
         Illinois; and

8. Investigation by the United States District Attorney for the Northern District of Illinois.



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